Supplement Dated July 16, 2015 to your Prospectus Dated May 1, 2015

The following information updates Appendix C - The Funds:

Effective July 16, 2015, all references to PIMCO EqS Pathfinder Portfolio - Advisor Class are deleted and replaced with:

PIMCO Global Dividend Portfolio - Advisor Class

Additionally, effective July 16, 2015, the “Investment Objective Summary” is deleted and replaced with:

Seeks to provide current income that exceeds the average yield on global stocks and to provide long-term capital appreciation

This Supplement Should Be Retained For Future Reference.

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